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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K



                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 6, 1999



                                  MEDJET INC.
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            (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


              000-11765                                  22-3283541
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       (Commission File Number)             (I.R.S. Employer Identification No.)


1090 King Georges Post Road, Suite 301
Edison, New Jersey                                           08837
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  (Address of Principal Executive Offices)                (Zip Code)


                                (732) 738-3990
               ------------------------------------------------
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
               ------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

     Recent Private Placement.
     ------------------------

     On December 6, 1999, Medjet Inc. (the "Registrant") completed a private placement (the "Private Placement") of 16,000 shares of a newly created Series B Convertible Preferred Stock, $.01 par value per share (the "Series B Preferred Stock"), at an aggregate price of $2,000,000. Each share of Series B Preferred Stock initially is convertible into shares of Common Stock of the Registrant at a price of $1.25 per share, subject to antidilution adjustments. The purchasers in the Private Placement also received warrants (the "Private Placement Warrants") to purchase up to 1,600,000 shares of Common Stock at an initial exercise price of $3.50 per share. The exercise price and number of shares of Common Stock purchasable under the Private Placement Warrants also are subject to antidilution adjustments. The Private Placement Warrants may be exercised at any time after January 31, 2000 and until December 3, 2004.

     In connection with the Private Placement, the Registrant also issued Private Placement Warrants to purchase up to 500,000 shares of Common Stock to Adam Smith & Company, Inc. ("ASC") pursuant to an investment banking agreement, dated December 3, 1999, entered into between the Registrant and ASC.

     Certain additional information regarding the Private Placement is included in the Registrant's press release dated December 7, 1999 filed as an exhibit hereto, which information is incorporated by reference.

     Termination of Alcon Agreement.
     ------------------------------

     On December 13, 1999, the Registrant received notice from Nestle S.A. that it was terminating the Exclusive License Agreement, dated July 22, 1998, with the Registrant under which Alcon Laboratories, a Nestle affiliate, had been granted an exclusive license to develop the Registrant's waterjet technology for ophthalmologic applications. In accordance with the terms of the Exclusive License Agreement, the termination will be effective three months after the notice from Nestle.

     Certain additional information regarding the termination of the Exclusive License Agreement is included in the Registrant's press release dated December 16, 1999 filed as an exhibit hereto, which information is incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Information And Exhibits.

         (c)   Exhibits

               The following exhibits are filed as part of with this Form 8-K:

               3.1 Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Registrant.

               3.2 Certificate of Designations of Series B Convertible Preferred Stock of Medjet Inc.

               4.1 Subscription Agreement for Series B Convertible Preferred Stock and Warrants, dated as of December 3, 1999, by and among the Registrant and the "Investors" (as defined therein).

               4.2 Composite copy of Common Stock Purchase Warrant, dated December 3, 1999, by the Registrant in favor of the Investors.

               4.3 Registration Rights Agreement, dated December 3, 1999, by and among the Registrant and the Investors named therein.


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               4.5  Investment Banking Agreement, dated December 3, 1999, between the Registrant and Adam Smith & Company, Inc.

               99.1 Press release of December 7, 1999 relating to the Private
                    Placement.

               99.2 Press release of December 16, 1999 relating to the
                    termination of its Alcon Agreement.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          MEDJET INC.
                                          (Registrant)


Date: December 16, 1999
                                          By: /s/ Thomas M. Handschiegel
                                             ----------------------------------
                                              Name:  Thomas M. Handschiegel
                                              Title: Chief Financial Officer
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                                 EXHIBIT INDEX


EXHIBIT NO.                         DESCRIPTION
----------                          -----------

     3.1 Certificate of Amendment of Amended and Restated Certificate of Incorporation of the Registrant.

     3.2 Certificate of Designations of Series B Convertible Preferred Stock of Medjet Inc.

     4.1 Subscription Agreement for Series B Convertible Preferred Stock and Warrants, dated as of December 3, 1999, by and among the Registrant and the "Investors" (as defined therein).

     4.2 Composite copy of Common Stock Purchase Warrant, dated December 3, 1999, by the Registrant in favor of the Investors.

     4.3 Registration Rights Agreement, dated December 3, 1999, by and among the Registrant and the Investors named therein.

     4.5 Investment Banking Agreement, dated December 3, 1999, between the Registrant and Adam Smith & Company, Inc.

     99.1    Press release of December 7, 1999 relating to the Private
             Placement.

     99.2 Press release of December 16, 1999 relating to the termination of the Alcon Agreement.